EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Amanda Gnecco, the Chief Financial Officer of Alliance Entertainment Holding Corporation (the “Registrant”), certifies, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to her knowledge, the Annual Report on Form 10-K of the Registrant for the year ended June 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

September 10, 2026		/s/ Amanda Gnecco
	Name:	Amanda Gnecco
	Title:	Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Alliance Entertainment Holding Corporation and will be retained by Alliance Entertainment Holding Corporation and furnished to the Securities and Exchange Commission or its staff upon request.